                                                                    Exh 99.1



                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE             TO THE HOLDERS OF:   97-BELLSOUTH-1
BANK OF           The Bank of New York, as Trustee under the
  NEW             Corporate Bonds Backed Certs.
 YORK             Class A-1 Certificates
                             CUSIP NUMBER: 219-87H-AL9

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: July 15, 2000


INTEREST ACCOUNT
Balance as of January 17, 2000.....................................................                                   $0.00
      Schedule Income received on securities.......................................                           $1,780,000.00
      Unscheduled Income received on securities....................................                                   $0.00
      Schedule Interest received from Swap Counterparty............................                                   $0.00
      Unscheduled Interest received from Swap Counterparty.........................                                   $0.00
      Interest Received on sale of Securities......................................                                   $0.00
LESS:
      Distribution to Beneficial Holders...........................................      $1,196,857.00
      Distribution to Swap Counterparty............................................              $0.00
      Trustee Fees.................................................................           $2,250.00
      Fees allocated for third party expenses......................................             $750.00
Balance as of July 15, 2000                                               Subtotal                              $580,143.00

PRINCIPAL ACCOUNT
Balance as of January 17, 2000.....................................................                                   $0.00
      Scheduled Principal payment received on securities...........................                                   $0.00
      Principal received on sale of securities.....................................                                   $0.00
LESS:
      Distribution to Beneficial Holders...........................................        $580,143.00
      Distribution to Swap Counterparty............................................              $0.00
Balance as of July 15, 2000                                               Subtotal                              $580,143.00
                                                                          Balance                                     $0.00




                 UNDERLYING SECURITIES HELD AS OF: July 15, 2000


Principal
Amount                                          Title of Security
---------                                       -----------------
 50,000,000                              LEHMAN CORP BD-BACKED CERTIFICATES
                                         CUSIP# : 079-857-AF5